UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 22, 2010

Bowne & Co., Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Water Street, New York, New York		10041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-924-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 19, 2010, R.R. Donnelley & Sons Company ("R.R. Donnelley") and Bowne & Co., Inc. ("Bowne") received notification from the Federal Trade Commission ("FTC") that its investigation of R.R. Donnelley’s proposed acquisition of Bowne has been closed and that no additional action by the FTC is warranted at this time. Pending notification by the FTC that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act for the proposed acquisition of Bowne by R.R. Donnelley has been terminated, R.R. Donnelley and Bowne expect to promptly complete the transaction, which remains subject to the satisfaction of other customary closing conditions.

On November 22, 2010, R.R. Donnelley and Bowne issued a joint press release announcing the foregoing. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Joint Press Release issued by R.R. Donnelley & Sons Company and Bowne & Co., Inc., dated November 22, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc.

November 22, 2010	By:	/s/ Scott L. Spitzer

Name: Scott L. Spitzer
Title: Senior Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Joint Press Release issued by R.R. Donnelley & Sons Company and Bowne & Co., Inc., dated November 22, 2010.